UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              ____________________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 19, 2005

                          PEDIATRIX MEDICAL GROUP, INC.
             (Exact name of registrant as specified in its charter)

             Florida                 001-12111                65-0271219
  (State or other jurisdiction    Commission File           (IRS Employer
        of incorporation)             Number              Identification No.)

                 1301 Concord Terrace
                      Sunrise, FL                             33323
       (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (954) 384-0175

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

--------------------------------------------------------------------------------

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Item 2.02. Results of Operations and Financial Condition.
----------------------------------------------------------

On July 19, 2005, Pediatrix Medical Group, Inc. (the "Company") issued a press release ("Press Release") announcing that it expects earnings per share of $1.14 for the three months ended June 30, 2005. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated in this Current Report by reference.


Item 9.01. Financial Statements and Exhibits.
---------------------------------------------

Item 9.01(a) Financial Statements of businesses acquired:
         Not applicable.

Item 9.01(b) Pro Forma Financial Information:
         Not applicable.

Item 9.01(c) Exhibits:

         99.1 Press Release of Pediatrix Medical Group, Inc. dated July 19,
              2005.

                                   SIGNATURES

     Pursuant of the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 PEDIATRIX MEDICAL GROUP, INC.
                                                         (Registrant)

Date:  July 19, 2005                             By:  /s/ Karl B. Wagner
                                                    ----------------------------
                                                      Karl B. Wagner
                                                      Chief Financial Officer

     (c) Exhibits

               99.1 Press Release of Pediatrix Medical Group, Inc., dated July 19, 2005.